UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2009
AIRVANA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33576	04-3507654

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

19 Alpha Road Chelmsford, MA	01824

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 250-3000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
     On June 30, 2009, Airvana, Inc. (“Airvana”) entered into a master purchase agreement with Sprint/United Management Company (“Sprint”) to supply and support femtocell products. Under the agreement, Airvana will provide its HubBub™ CDMA femtocell for Sprint’s commercial 3G femtocell service offerings. The agreement is non-exclusive and sets forth the terms and conditions under which Sprint may purchase Airvana’s femtocell product and services. The term of the agreement extends through December 2014.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airvana, Inc.
Date: July 7, 2009	By:	/s/ David P. Gamache
David P. Gamache
Vice President of Finance and Treasurer